UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2008

CNL Lifestyle Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

450 South Orange Ave. Orlando, Florida	32801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2008, we amended our articles of incorporation to change our name from CNL Income Properties, Inc. to CNL Lifestyle Properties, Inc. In conjunction with our name change, our advisor, CNL Income Company, LLC, amended its articles of organization to change its name from CNL Income Company, LLC to CNL Lifestyle Company, LLC.

Our articles of amendment were filed with the State Department of Assessments and Taxation of the State of Maryland. A copy of our articles of amendment are attached to this Form 8-K as an exhibit and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Articles of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2008	CNL LIFESTYLE PROPERTIES, INC.

/s/ Joseph T. Johnson
	Name:	Joseph T. Johnson
	Title:	Chief Accounting Officer